_________________________
200 W. Forsyth Street
7th Floor
Jacksonville, Florida 32202
Phone (904) 396-5733


                                          December 12, 2012


Dear Shareholder:

        I invite you to attend our Annual Meeting of Shareholders, which will be held on Wednesday, February 6, 2013, at 10:00 a.m. in the Riverfront Conference Room at 245
Riverside Avenue, Jacksonville, Florida.

      Details regarding the business to be
conducted at the meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. At the meeting, I will report on the Company's operations and plans. We also will leave time for your questions.

	We hope that you are able to attend the meeting.
Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you are a shareholder of record and you decide to attend the Annual Meeting, you will be able to vote in person, even if you previously have submitted your proxy.

	Thank you for your ongoing support of Patriot
Transportation Holding, Inc.

                      Sincerely,

                      /s/ Thompson S. Baker II

                      Thompson S. Baker II
                      President and Chief Executive Officer

         2013 ANNUAL MEETING OF SHAREHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                             TABLE OF CONTENTS

Notice of Annual Meeting of Shareholders                          ii

Proxy Statement                                                                1

Corporate Governance                                                      4

Board Leadership Structure and Committee Membership   5

Nominating Process                                                           8

Proposal No. 1 - Election of Directors                               9

Proposal No. 2 - Ratification of Independent Registered
 Public Accounting Firm                                                     11

Proposal No. 3 - Advisory Vote on Executive Compensation 11

Shareholder Return Performance                                       12

Compensation Discussion and Analysis                              13

Compensation Committee Report                                      21

Executive Compensation                                                   21

Non-Employee Director Compensation                             26

Related Party Transactions                                                29

Common Stock Ownership of Certain Beneficial Owners  29

Common Stock Ownership by Directors and Executive
Officers                                                                      30

Audit Committee Report                                                   31

Independent Registered Public Accounting Firm	                32

Additional Information                                                      33

          PATRIOT TRANSPORTATION HOLDING, INC.
  200 W. Forsyth Street, 7th Floor, Jacksonville, Florida 32202
  --------------------------------------------------------------

                                    NOTICE OF
           ANNUAL MEETING OF SHAREHOLDERS



TIME AND DATE
       10:00 a.m. on Wednesday, February 6, 2013




PLACE
                        Riverfront Conference Room
                                    245 Riverside Avenue
                                    Jacksonville, Florida




ITEMS OF BUSINESS
  (1) To elect as directors the two nominees
                                        named in the attached proxy statement
                                        for a 4 year term.
                                        (2) To ratify the Audit Committee's
                                        selection of the independent
                                        registered public accounting
                                        firm.
                                        (3) To hold an advisory vote
                                       on executive compensation.
                                        (4) To transact such other
                                        business as may properly come
                                        before the meeting and any
                                        adjournment.




RECORD DATE
             You are entitled to vote if you were a
                                        shareholder of record at the close of
                                        business on Monday, December 10, 2012.




ANNUAL REPORT
Our 2012 Annual Report, which is
                                       not part of the proxy soliciting
                                       materials, is enclosed.




PROXY VOTING
        Please submit a proxy as soon as
                                     possible so that your shares can
                                     be voted at the meeting in accordance
                                     with your instructions.  If you
                                     are a shareholder of record and
                                     you attend the meeting, you may
                                     withdraw your proxy and vote in
                                     person.




IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON FEBRUARY 6, 2013:
This Notice of Annual Meeting and Proxy Statement and the 2012
 Annual Report are available on our website at www.patriottrans.com.

			       John D. Milton, Jr.
                                                            Corporate Secretary


    This Proxy Statement and Proxy Card are being distributed on or about December 12, 2012.

                                       PROXY STATEMENT

       The Board of Directors (the "Board") of Patriot Transportation Holding, Inc. ("Patriot", "we", "us", "our" or the "Company") is soliciting proxies for the Annual Meeting of Shareholders. You are receiving a proxy statement because you own shares of Patriot common stock that entitle you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. The proxy statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

       The information included in this proxy statement relates to proposals to be voted on at the meeting, voting process, compensation of directors and our most highly paid officers, and other required information.

Purpose of the Annual Meeting

	The purpose of the Annual Meeting is to elect as directors the three nominees named in this proxy statement, to ratify the Audit Committee's selection of the independent registered public accounting firm, to hold an advisory vote on executive compensation and to conduct such other business as may properly come before the Annual Meeting.

Annual Meeting Admission

	You are invited to attend the meeting in person. The meeting will be held at 10:00 a.m. on Wednesday, February 6, 2013 in the Riverfront Conference Room at 245 Riverside Avenue,
Jacksonville, Florida.

	We reserve the right to require proof of ownership of Patriot stock, as well as a form of personal photo identification, in order for you to be admitted to the meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other proof of ownership with you to the meeting. No cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the meeting.

	We reserve the right to adopt other rules and to implement additional security measures for the meeting.

Quorum

	A quorum is the minimum number of shares required to hold a meeting. A majority of the outstanding shares of our common stock must be represented in person or by proxy at the meeting to establish a quorum. Both abstentions and broker non-votes are counted as present for determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Shareholders Entitled to Vote

	Each share of our common stock outstanding as of the close of business on December 10, 2012, the record date, is entitled to one vote at the Annual Meeting on each matter properly brought before the meeting. As of that date, there were 9,446,620 shares of common stock issued and outstanding.

	Many Patriot shareholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

     * SHAREHOLDER OF RECORD - If your shares are registered directly in your name with Patriot's Transfer Agent, American Stock Transfer & Trust Company, you are considered the shareholder of record of those shares and these proxy materials are being sent directly to you by Patriot. As the shareholder of record, you have the right to grant your voting proxy directly to Patriot or to vote in person at the meeting.

    * BENEFICIAL OWNER - If your shares are held in a stock brokerage account, by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker, trustee, or nominee who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker, trustee, or nominee is obligated to provide you with a voting instruction card for you to use.

    * PROFIT SHARING PLAN AND TRUST - If your shares are held in your account in the Patriot Transportation Holding, Inc. Profit Sharing and Deferred Earnings Plan (the "Profit Sharing Plan"), you are considered the beneficial owner of these shares and the trustee of the plan is the shareholder of record. Participants in the Profit Sharing Plan may direct the trustee how to vote the shares allocated to their account by following the voting instructions contained on the proxy card. If voting instructions are not received for shares in the Profit Sharing Plan, those shares will be voted in the same proportion as the shares in such plan for which voting instructions are received.

Proposals You Are Asked to Vote On and the Board's Voting
  Recommendations

	At the Annual Meeting, the shareholders will vote on whether to elect the three director nominees named in this proxy statement to serve as directors for a four year term. Our Board recommends that you vote "FOR" each nominee of the Board.

	The shareholders also will vote on the proposal to ratify the Audit Committee's selection of the Independent Registered Public
Accounting Firm. Our Board recommends that you vote "FOR" ratification.

	The shareholders also will make a non-binding advisory vote on whether to approve the compensation of the named executive officers as described in this proxy statement. Our Board recommends that you vote "FOR" approval of the proposed executive compensation.

	Other than the proposals described in this proxy statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, any of the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If any of our nominees are unavailable as a candidate for director, the persons named as proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board of Directors.

Required Vote

	The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld.

	All other proposals will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

	If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute "broker non-votes." A "broker non-vote" occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power under New York Stock
Exchange ("NYSE") rules and has not received instructions from the beneficial owner. If you are a beneficial owner, your bank, broker or other holder of record is permitted under NYSE rules to vote your shares on the ratification of our independent registered public accounting firm even if the record holder does not receive voting instructions from you. The record holder may not vote on the election of directors or on the advisory proposal regarding executive compensation without voting instructions from you, however.
Without your voting instructions on these matters, a broker non-vote will occur. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not be included in vote totals and will have no effect on the outcome of any vote.

Voting Methods

	If you hold shares directly as the shareholder of record, you may vote by granting a proxy or, if you hold shares beneficially in street name, by submitting voting instructions to your broker or nominee. If you own shares beneficially as a participant in the Profit Sharing Plan, you may vote by submitting voting instructions to the trustee. Please refer to the summary instructions included on your proxy card or, for shares held in street name, the voting instructions card included by your broker or nominee.

Changing Your Vote

	You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by voting in person at the Annual Meeting. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

Counting the Vote

	In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" from one or more of the nominees.  For the other proposals, you may vote "FOR,"
"AGAINST," or "ABSTAIN."   If you are a shareholder of record
and you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. Shares held in your account in the Profit Sharing Plan will be voted by the trustee as described in Shareholders Entitled to Vote on page 2.

Results of the Vote

	We will announce preliminary voting results at the meeting and publish final results in a Current Report on Form
8-K within four (4) business days following the meeting.

Delivery of Proxy Materials

	This Notice of Annual Meeting and Proxy Statement and the 2012 Annual Report are available on our website at www.patriottrans.com under Investor Relations. Instead of receiving future copies of our Proxy Statement and accompanying materials by mail, beneficial owners may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your bank or other holder of record regarding the availability of this service.

Householding

	Securities and Exchange Commission rules now allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family. This rule benefits both you and the Company. We believe it eliminates irritating duplicate mailings that shareholders living at the same address receive and it reduces our printing and mailing costs.
This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus, or information statements. Each shareholder will continue to receive a separate proxy card or voting instruction card.

	Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by contacting John D. Milton, Jr. at (904) 396-5733 or by mail at 200 W. Forsyth Street, 7th Floor, Jacksonville, Florida 32202.

	If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer shareholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

List of Shareholders

	The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our principal executive offices at 200 W. Forsyth Street, 7th Floor, Jacksonville, Florida, by contacting the Secretary of the Company.

Cost of Proxy Solicitation

	Patriot will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who do not receive any additional compensation for these solicitation activities. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.

Transfer Agent

	Our Transfer Agent is American Stock Transfer & Trust Company. All communications concerning shareholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar matters can be handled by contacting American Stock Transfer & Trust Company at 1-800-937-5449, or in writing at American
Stock Transfer & Trust Company, 59 Maiden Lane, Plaza
Level, New York, NY  10038.

                  CORPORATE GOVERNANCE

Director Independence

       The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance.

	The Board has determined that a majority of the Board of Directors are independent of management in accordance with the listing standards of The Nasdaq Stock Market. All of the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent directors. In accordance with Nasdaq listing standards, the Board must determine that a director has no relationship that, in the judgment of the Board, would interfere with the exercise of independent judgment by the director in carrying out his or her responsibilities. The listing standards specify the criteria by which the independence of our directors will be determined. The listing standards also prohibit Audit Committee and Compensation
Committee members from any direct or indirect financial relationship with the Company, and restrict commercial relationships of all directors with the Company. Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm's length with the Company and its subsidiaries and to disclose any circumstances that might be perceived as a conflict of interest.

	The Board of Directors has determined that Messrs.
Anderson, Commander, Fichthorn, Paul, Shad, Stein and Winston are independent under these standards.

Meetings of Independent Directors

	Independent directors regularly meet in executive sessions without management and may select a director to facilitate the meeting. During fiscal 2012, the independent directors met in executive session eight times, and Mr. Commander presided over executive sessions of the independent directors.

Communication with Directors

	The Board of Directors has adopted the following process for shareholders to send communications to members of the Board. Shareholders may communicate with the chairs of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board, or with our independent directors, by sending a letter to the following address: Board of Directors, Patriot Transportation Holding, Inc., c/o Corporate Secretary, 200 W. Forsyth Street, 7th Floor, Jacksonville, Florida 32202.

Director Attendance at Annual Meeting of Shareholders

	The Company's policy is that our directors are expected to attend the Annual Meeting of Shareholders unless extenuating circumstances prevent them from attending. All directors attended last year's Annual Meeting of Shareholders.

Business Conduct Policies

	We believe that operating with honesty and integrity has earned us trust from our customers, credibility within our communities, and dedication from our employees. Our senior executive and financial officers are bound by our Financial Code of Ethical Conduct. In addition, our directors, officers and employees are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. These policies cover many topics, including conflicts of interest, protection of confidential information, fair dealing, protection of the Company's assets and compliance with laws, rules and regulations.

	Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of these policies. The Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

	The Financial Code of Ethical Conduct (as revised on
January 28, 2004) and the Code of Business Conduct and Ethics
(as revised on May 7, 2008) are available on our Web site at www.patriottrans.com under Corporate Governance.

Risk Oversight

	The Board of Directors exercises direct oversight of strategic risk to the Company. Management annually (or periodically in the event greater frequency is required due to unforeseen circumstances) prepares an enterprise risk assessment and mitigation strategy that it reviews with the Audit Committee. The Audit Committee reports to the Board of Directors, which in turn, provides guidance on risk appetite, assessment and mitigation.

          BOARD LEADERSHIP STRUCTURE AND
                   COMMITTEE MEMBERSHIP

Board Leadership

	John D. Baker II serves as Executive Chairman of the Company's Board of Directors. Mr. Baker served as President and Chief Executive Officer of the Company from February 6, 2008 until September 30, 2010. He served as President and Chief Executive Officer of Florida Rock Industries, Inc. from February 1996 to November 16, 2007. He has served as a director of the Company since 1986.

	While the roles of Executive Chairman and Chief
Executive Officer are held separately, the Board of Directors does not have a policy as to whether the Executive Chairman is an affiliated director or a member of Company management. When the Executive Chairman is an affiliated director or a member of Company management, or when the independent directors determine that it is in the best interests of the Company, the independent directors will annually appoint a lead independent director.

	Charles E. Commander, III currently serves as lead independent director. The lead independent director presides over executive sessions of the independent directors and performs other duties as may be assigned from time to time by the Board of Directors.

	Our Board of Directors believes its current leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of our Board of Directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while enabling the lead independent director to facilitate our Board of Directors' independent oversight of management. The Board of Directors believes its programs for overseeing risk, as described under the "Risk
Oversight" section above, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Board Committees

	The Board is divided into four classes serving staggered four-year terms. The Board has ten directors and the following four committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Executive Committee. The membership during fiscal 2012 and the function of each Committee are described below.

	During fiscal 2012, the Board of Directors held four meetings. The Audit Committee held four meetings, the Compensation Committee held one meeting, and the Nominating and Corporate Governance Committee held one meeting during fiscal 2012. During fiscal 2012, the Executive Committee did not hold any formal meetings but voted on various matters by unanimous written consent. The independent directors met in executive sessions following Board meetings. All of our directors attended at least 75% of the meetings of the Board and all committees on which the director served.

       The following chart shows the composition of the committees of the Board of Directors. Except for the Executive Committee, each of the committees of the Board is composed exclusively of independent directors.


Nominating/Corporate
  Director          Audit    Compensation    Governance  Executive
 --------          ------    --------------     ------------  ------






Edward L. Baker



                                                             X*

John D. Baker II                                                              X

Charles E.
  Commander III
X

X


Thompson S. Baker II                                                     X

Robert H. Paul III
X
                 X*
X


H. W. Shad III
      X*




Martin E. Stein, Jr.

X
                          X*


James H. Winston

                     X



     X- Committee Member	* - Committee Chair

Audit Committee

	The Audit Committee assists the Board in its oversight of the Company's accounting and financial reporting processes and the audit of the Company's financial statements, the integrity of the Company's financial statements, compliance with legal and regulatory requirements, and the qualifications, independence, and performance of the Company's independent auditor. In addition to other responsibilities, the Audit Committee also:

     * Reviews the annual audited and the quarterly consolidated financial statements;

     * Discusses with the independent auditor all critical accounting policies to be used in the consolidated financial statements, all alternative treatments of financial information that have been discussed with management, other material communications between the independent auditor and management, and the independent auditor's observations regarding the Company's internal controls;

    * Reviews earnings press releases prior to issuance;

    * Appoints, oversees, and approves compensation of the independent auditor;

    * Approves all audit and permitted non-audit services provided by the independent auditor;

    * Reviews findings and recommendations of the independent auditor and management's response to the recommendations of the independent auditor;

    * Recommends whether the audited financial statements should be included in the Company's Annual Report on Form 10-K; and

    * Reviews and approves all transactions between the Company and any related person that are required to be disclosed under the rules of the Securities Exchange Commission that have not previously been approved by the Company's independent directors.

       The Board of Directors has determined that all Audit Committee members are independent and are able to read and understand financial statements. The Board of Directors has also determined that the Chair of the Committee, H.W. Shad III, qualifies as an "audit committee financial expert" within the meaning of SEC regulations. The charter of the Audit Committee (as revised on December 6, 2006) is available on our website at www.patriottrans.com under Corporate Governance.

Compensation Committee

       Committee Functions. The primary functions of the Compensation Committee are to (1) discharge the responsibilities of the Board of Directors relating to the compensation of the Company's executive officers, and (2) prepare an annual report on executive compensation to be included in the Company's proxy statement. In addition, the Compensation Committee:

   * Reviews and approves the Company's goals and objectives relevant to the compensation of the Chief Executive Officer and evaluates his job performance in light of those goals and objectives;

   * Establishes compensation levels, including incentive and bonus compensation, for the Chief Executive Officer;

   * Establishes and determines, in consultation with the Chief Executive Officer, the compensation levels of other senior executive officers;

   * Reviews, periodically, with the Chairman and the Chief Executive Officer the succession plans for senior executive officers and makes recommendations to the Board regarding the selection of individuals to occupy these positions; and

   * Administers the Company's stock plans.

   * Reviews and reassesses the Compensation Committee charter for adequacy on an annual basis.

	The charter of the Compensation Committee (as revised on December 1, 2010) has been formally adopted by the Company and is available at www.patriottrans.com under Corporate Governance.

Nominating and Corporate Governance Committee.

       Under its charter, the principal functions of the Nominating and Corporate Governance Committee are to (1) identify individuals who are qualified to serve on the Company's Board of Directors, (2) recommend for selection by the Board of Directors the director nominees for the next annual meeting of the shareholders, (3) review and recommend to the Board changes to the corporate governance practices of the Company, and (4) oversee the annual evaluation of the Board. In addition, the Nominating and Corporate Governance Committee establishes criteria for Board membership.

       The charter of the Nominating and Corporate Governance
Committee (as revised on May 2, 2007) is available at www.patriottrans.com under Corporate Governance.

Executive Committee

	John D. Baker II, Edward L. Baker, Thompson S.
Baker II and John D. Milton, Jr., comprise the Executive Committee. To the extent permitted by law, the Executive Committee exercises the powers of the Board between meetings of the Board of Directors.

                                NOMINATING PROCESS

Role of the Nominating and Corporate Governance Committee in the Nominating Process

	The Nominating and Corporate Governance Committee
("Nominating Committee") identifies individuals that the Nominating Committee believes are qualified to become Board members in accordance with the Director Qualification Standards set forth below, and recommends selected individuals to the Board for nomination to stand for election at the next meeting of shareholders of the Company in which directors will be elected. In the event there is a vacancy on the Board between meetings of shareholders, the Nominating
Committee identifies individuals that the Nominating Committee believes are qualified to become Board members in accordance with the Director Independence Standards set forth below, and recommends one or more of such individuals for appointment to the Board.

Director Qualification Standards

      	The Nominating Committee has established the following standards and qualifications for members of the Board of Directors:

   * Each director shall at all times represent the interests of the shareholders of the Company.

   * Each director shall at all times exhibit high standards of integrity, commitment and independence of thought and judgment.

   * Each director shall dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending shareholder meetings and meetings of the Board and Committees of which he or she is a member, and by reviewing in advance all meeting materials.

   * The Board shall meet the applicable standards of independence from the Company and its management.

   * The Board shall encompass a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company's operations and interests.

In considering diversity in the selection of nominees, the Nominating Committee looks for individuals with varied experience, background, knowledge, skills and viewpoints in order to achieve and maintain a group of directors that, as a whole, provides effective oversight of the management of the Company. Although our nomination policy does not prescribe specific standards for diversity, the Board and Nominating Committee do look for nominees with a diverse set of skills that will complement the existing skills and experience of our directors and provide an overall balance of diversity of perspectives, backgrounds and experiences.

Identification, Evaluation and Selection of Nominees

	In the event the Nominating Committee recommends an increase in the size of the Board or a vacancy occurs, the Nominating Committee may consider qualified nominees from several sources, including current Board members and search firms. The Nominating Committee may from time to time retain a search firm to help the Nominating Committee identify qualified director nominees for consideration by the Nominating Committee. The Nominating
Committee evaluates qualified director nominees against the current director qualification standards described above and reviews qualified director nominees with the Board. The Nominating
Committee and the Chairman of the Board interview candidates that meet the director qualification standards, and the Nominating Committee selects nominees that best suit the Board's current needs and recommends one or more of such individuals for appointment to the Board.

Nominees Proposed by Shareholders for Consideration by the Committee

	The Nominating Committee will consider properly submitted shareholder nominees for candidates for membership on the Board of Directors. Shareholders proposing individuals for consideration by the Nominating Committee must include at least the following information about the proposed nominee: the proposed nominee's name, age, business or residence address, principal occupation or employment, and whether such person has given written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Shareholders should send the required information about the nominee to:

                        Corporate Secretary
              Patriot Transportation Holding, Inc.
               200 W. Forsyth Street, 7th Floor
                    Jacksonville, Florida 32202

	In order for an individual proposed by a shareholder to be considered by the Committee for recommendation as a Board nominee for the Annual Meeting of Shareholders to be held in early 2014, the Corporate Secretary must receive the proposal no later than 5 p.m. Eastern Time on September 30, 2013. Such proposals must be sent via registered, certified or express mail. The Corporate Secretary will send properly submitted shareholder proposed nominations to the Committee Chair for consideration at a future Committee meeting. Individuals proposed by shareholders in accordance with these procedures will receive the same consideration that individuals identified to the Committee through other means receive.

Nominations by Shareholders at Annual Meeting

       The Company's Articles of Incorporation provide that only persons who are nominated in accordance with the procedures set forth in the Articles of Incorporation shall be eligible for election as directors by the shareholders. Under the Articles of Incorporation, directors may be nominated, at a meeting of shareholders at which directors are being elected, by (1) the Board of Directors or any committee or person authorized or appointed by the Board of Directors, or (2) by any shareholder who is entitled to vote for the election of directors at the meeting and who complies with certain advance notice procedures.
These notice procedures require that the nominating shareholder make the nomination by timely notice in writing to the Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company not less than forty (40) days prior to the meeting except that, if less than fifty (50) days' notice or prior public disclosure of the date of the meeting is given to shareholders, the notice must be received no later than ten (10) days after the notice of the date of the meeting was mailed or such public disclosure was made. The notice must contain certain prescribed information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board of Directors.

                            PROPOSAL NO. 1
                  ELECTION OF DIRECTORS

       Under our Articles of Incorporation, the Board of Directors is divided into four classes. One class of directors is elected at each annual meeting of shareholders for a four-year term of office. We have listed below two nominees in Class III to be re-elected. Class
III Directors will hold office until the 2017 annual meeting. If you are a shareholder of record, your proxy will be voted for the election of the persons nominated unless you indicate otherwise. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the persons named in the proxy shall have the right to vote for a substitute as may be designated by the Board of Directors to replace such nominee, or the Board may reduce the number of directors accordingly.

	The Board unanimously recommends a vote FOR the election of these nominees as directors.

Director Nominees

	The following paragraphs provide brief biographies of each of our nominees. These biographies include information regarding the person's service as a director, business experience, director positions held currently or at any time during the last five years, and information regarding involvement in certain legal or administrative proceedings, if applicable. These biographies also describe the experience, qualifications, attributes and skills that caused the Nominating Committee and the Board to determine that the person should serve as a director of the Company.

Edward L. Baker

	Edward L. Baker, age 77, is Chairman Emeritus of the Company. Mr. Baker has served as a director of the Company since 1986. He served as Chairman of the Board of Florida Rock
Industries, Inc. from February 1986 to

November 16, 2007. Our Board has concluded that Mr. Baker should serve as a director because his many years of service as a director and his service as Chairman of Florida Rock Industries provide the Board with valuable insights regarding our business.
Mr. Baker is a nominee as a Class III director with a term expiring in 2017.

Charles E. Commander,III

         Mr.Commander, age 72, is a retired partner at the law firm Foley&Lardner, LLP, where he practiced corporate, financial institutions and real estate law and was previously a member of that firm's management committee. Mr.Commander has been a director of the Company since 2004. Mr.Commander currently serves on the boards of EverBank Financial Corp., a diversified financial services company, and BSR Trust, LLC, which is engaged in developing and managing residential rental properties. Our Board has concluded that Mr.Commander should serve as a director because his many years of legal experience and his service on other boards provides our Board valuable insights regarding our business and on corporate governance and management issues. Mr.Commander has served on numerous civic and charitable organizations. He received a B.S. in Commerce from Washington& Lee University and a J.D. from
The University of Florida. Mr.Commander is a nominee as a Class III director whose term would expire in 2017.

Directors Continuing in Office

       The following table sets forth information with respect to each director whose term of office continues after this annual meeting of shareholders. Reference is made to the sections entitled "Common Stock Ownership of Certain Beneficial
Owners" and "Common Stock Ownership by Directors and
Officers" for information concerning stock ownership of the nominees and directors.


John E. Anderson                     Class I
Retired President            67  (Term Exp.   2005
and Chief Executive                  2015)
Officer of the Company




John D. Baker II
  Class II             Wells Fargo
Executive Chairman       64  (Term Exp.   1986  & Company
Former President and               2016)               Progress
Chief Executive Officer                                  Energy, Inc.
                                                             Texas Industries,
                                                                       Inc.


Thompson S. Baker II          Class IV
President and Chief        54 (Term Exp.   1994  Intrepid Capital
 Executive Officer                  2014)                 Management, Inc.
   of the Company



Luke E. Fichthorn III            Class II
Partner in Twain Associates 71 (Term Exp.   1989
  (private financial consulting firm)   2016)


Robert H. Paul III                Class I
Chairman of the Board  78  (Term Exp.  1992
  of Southeast Capital,            2015)
  LLC (real estate investment firm)


H. W. Shad III                    Class II
Owner, Bozard Ford   66  (Term Exp.  2004
  Company (automobile           2016)
dealership)




Martin E. Stein, Jr.               Class IV
Chairman and Chief     60  (Term Exp.  1992   Regency Centers
Executive Officer of               2014)                   Corporation
  Regency Centers (commercial                      Stein Mart, Inc.
Corporation
real estate services firm)



James H. Winston               Class I
President of LPMC, Inc. 79  (Term Exp.  1992
(investment real                         2015)
  estate firm); President of Citadel Life & Health
   Insurance Co.

       All of the nominees and directors have been employed in their respective positions for the past five years except John E. Anderson, Edward L. Baker, John D. Baker II, Thompson S.
Baker II, and Robert H. Paul III.

       Mr. Anderson served as President and Chief Executive
Officer of the Company from 1989 to February 6, 2008.  Mr.
Anderson was elected as a director on October 5, 2005 and previously served as a director of the Company from 1989 to January 1, 2004.

       Edward L. Baker has served as a director of the Company since 1986 and became an employee of the Company in February
2008. From February 1986 to November 16, 2007, Mr. Baker served as Chairman of the Board of Florida Rock Industries, Inc., a construction aggregates, cement and concrete company.

       John D. Baker II served as President and Chief Executive Officer of the Company from February 6, 2008 until September 30, 2010. He was elected as a director in 1986. From February 1996 to November 16, 2007, Mr. Baker served as President and Chief Executive Officer of Florida Rock Industries, Inc.

       Thompson S. Baker II has served as President and Chief Executive Officer of the Company since October 1, 2010. He was elected as a director in 1994. Mr. Baker served as the President of the Florida Rock Division of Vulcan Materials Company from November 16, 2007 until September 2010.
From August, 1991 to November 16, 2007, Mr. Baker served as the President of the Aggregates Group of Florida Rock Industries, Inc.

       Robert H. Paul III was elected as a director in 1992. Mr. Paul served as the Chairman of the Board of Southeast-Atlantic Beverage Corporation, a manufacturer of soft drink products, for more than five years until 2007, when the company was sold.

       Edward L. Baker and John D. Baker II are brothers.
Thompson S. Baker II is the son of Edward L. Baker.


                              PROPOSAL NO. 2
   RATIFICATION OF INDEPENDENT REGISTERED
                   PUBLIC ACCOUNTING FIRM

       The Audit Committee has selected Hancock Askew & Co.,
LLP ("Hancock Askew") as the Company's independent registered public accounting firm (auditors) to examine the consolidated financial statements of the Company, subject to satisfactory negotiation of an annual fee agreement for fiscal 2013. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the Audit Committee's appointment of Hancock
Askew as the Company's auditors.

	Hancock Askew has been our independent auditor since June 21, 2006, and no relationship exists other than the usual relationship between auditor and client.

	If the appointment of Hancock Askew as auditor for fiscal year 2013 is not approved by the shareholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, Hancock Askew will remain the Company's Independent Registered Public Accounting Firm for fiscal year 2013, unless the Audit Committee finds other good reason for making a change.

	Representatives of Hancock Askew will be available to respond to questions at the annual meeting of shareholders.

                              PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

	We included a non-binding advisory vote on our executive compensation program (also referred to as a "say on pay" proposal) in our proxy statement last year. At our 2012 Annual Meeting of Shareholders, approximately 99.5% of the votes cast in the "say on pay" advisory vote were "FOR" approval of our executive compensation. This year, in accordance with Section
14A of the Securities Exchange Act of 1934, as amended, we are again asking shareholders to vote "FOR" approval of our executive compensation program.

	As discussed in the Compensation Discussion and Analysis, we design our executive officer compensation program to attract, motivate, and retain the key executives who drive our success and industry leadership. Our compensation program consists of several forms of compensation:
base salary, cash incentive bonuses, equity compensation and other benefits and perquisites. Pay that reflects performance and alignment of that pay with the interests of long-term shareholders are key principles that underlie our compensation program. The Board believes that our current executive compensation program directly links executive compensation to our performance and aligns the interest of our executive officers with those of our shareholders.

	Shareholders are urged to read the "Compensation Discussion and Analysis" section of this proxy statement, which discusses how our executive compensation policies and practices implement our compensation philosophy, and the "Executive Compensation" section of this proxy statement, which contains tabular information and narrative discussion about the compensation of our named executive officers.

	Because this is an advisory vote, it will not be binding on the Board. However, the Board and the Compensation
Committee will review and take into account the outcome of the vote when considering future executive compensation decisions.

	Accordingly, the Board proposes that you indicate your support for the Company's compensation philosophy, policies, and procedures and their implementation in fiscal year 2013 as described in this Proxy Statement.

        SHAREHOLDER RETURN PERFORMANCE

       The following table and graph compare the performance of the Company's common stock to that of the Total Return Index for The NASDAQ Stock Market-US Index and The NASDAQ Trucking and Transportation Stock Index for the period commencing September 30, 2007 and ending on September 30, 2012. The graph assumes that $100 was invested on September 30, 2007 in the Company's common stock and in each of the indices and assumes the reinvestment of any dividends.


Table Intentionally Omitted

                          Cumulative Total Return
                          ------------------------

                                                         9/07     9/08     9/09     9/10     9/11    9/12

                                                         -------------------------------------------







Patriot Transportation Holdings, Inc.

100.00
80.33
  76.77
  71.31
  61.65
85.05

NASDAQ Composite                      100.00
69.59
74.97
85.07
86.96
110.86

NASDAQ Transportation

                 100.00
65.32
69.79
79.78
   68.93
80.50



           COMPENSATION DISCUSSION AND ANALYSIS

	This section explains our compensation philosophy and all material elements of the compensation we provide to the individuals who served as Chief Executive Officer and Chief Financial Officer and our other three most highly compensated executive officers who served in such capacities during the fiscal year ended September 30, 2012 (the "named executive officers"). The named executive officers for fiscal 2012 are Thompson S. Baker II, our President and Chief Executive Officer, John D. Milton, Jr., our Executive Vice President and Chief Financial Officer, David H. deVilliers, Jr., Vice President and President of FRP Development Corp., Robert E. Sandlin, Vice President and President of Florida Rock & Tank Lines, Inc. and
John D. Klopfenstein, our Controller and Chief Accounting Officer.

Overview


   *

The objectives of our compensation program are to attract, retain and motivate talented leaders and to support our strategic objectives and core values.

   *

We provide our executive officers with the following types of compensation: salary, cash-based short term incentives, equity-based long-term incentives and other benefits and perquisites.

   *

We encourage a pay-for-performance environment by linking cash incentive awards to the achievement of measurable business and individual performance goals.

   *

For fiscal 2013, we granted increases in base salaries for Mr. deVilliers, Mr. Sandlin and Mr. Klopfenstein in light of their performance. We did not increase the base salaries of Mr. Baker or Mr. Milton.


The Compensation Committee

	Our Compensation Committee ("Committee") establishes and oversees our compensation and employee benefits programs and approves the elements of total compensation for the executive officers. Robert H. Paul III, Martin E. Stein, Jr., and James H. Winston serve as the members of the Compensation Committee. Mr. Paul, who has served on our Board of Directors for approximately 19 years, is the Committee Chairman. Each member of the Compensation
Committee qualifies as an independent director under the listing standards of The Nasdaq Stock Market; a non-employee director for purposes of Rule 16b-3 of the Exchange Act; and an outside director for purposes of Section 162(m) of the Internal Revenue
Code. Additionally, no member of the Compensation Committee accepts, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or its subsidiaries (other than fees received due to services on the Board and its committees or fixed amounts of compensation under the Company's retirement plans for prior service with the Company).

Compensation Philosophy

       The following principles guide our compensation decisions:

	We Focus on Strategic Objectives

	Our compensation decisions are driven by Patriot's business strategy. We intend that our compensation decisions will attract and retain leaders and motivate them to achieve
Patriot's strategic objectives.

	We Believe in Pay for Performance

	We believe that pay should be directly linked to performance. This philosophy has guided many compensation-related decisions:

       * A substantial portion of executive officer compensation usually is contingent on, and variable with, achievement of objective business unit and/or individual performance objectives.

       * Our stock incentive plan prohibits discounted stock options, reload stock options and re-pricing of stock options.

       * We have capped the benefit levels under the Management
Security Plan and have closed the plan to new participants. Only one of our named executive officers participates in the Management Security Plan. Our executive officers do not accrue additional benefits under any other supplemental executive retirement plan.

	Compensation Should Reflect Position and Responsibility

     Total compensation and accountability should generally increase with position and responsibility.

	Compensation Should be Reasonable and Responsible

       It is essential that Patriot's overall compensation levels be sufficiently competitive to attract and retain talented leaders and motivate those leaders to achieve superior results. At the same time, we believe that compensation should be set at responsible levels.
Our executive compensation programs are intended to reflect the understanding that this Company belongs to our shareholders.

       The Committee discussed the results of the previous year's shareholder advisory vote on executive compensation. The
Committee has determined, based in part upon the fact that approximately 99% of the shares voting on the matters voted in favor of the Company's compensation philosophy, policies and procedures for fiscal 2012, that the current executive compensation provision effectively aligns the interests of our executive officers with that of our shareholders.

Variable Performance-Based Pay as a Percentage of Potential
   Compensation

	The Committee believes that both long and short term compensation of executive officers should correlate to the achievement of the Company's financial objectives. For example, for fiscal 2012, Mr. Thompson Baker was eligible to receive performance-based cash bonuses of up to 100% of his base salary, Mr. Klopfenstein was eligible to receive a performance-based cash bonus of up to 53.5% of his base salary, Mr. Milton was eligible to receive a performance-based cash bonus of up to 60% of his base salary, Mr. Sandlin was eligible to receive a performance-based cash bonus of up to 100% of his base salary and Mr. deVilliers was eligible to receive a performance-based cash bonus of up to 100% of his base salary.

Overview and Objectives of our Executive Compensation Program

    	The compensation program for our executive officers is designed to attract, motivate, reward and retain highly qualified individuals who can contribute to the Company's growth with the ultimate objective of improving shareholder value. Our compensation program consists of several forms of compensation: base salary, cash incentive bonuses, equity compensation and other benefits and perquisites.

    	The compensation program is designed to integrate with the Company's business plan and the opportunities and challenges facing the Company in an ever-evolving business environment. Accordingly, the Committee does not use predetermined guidelines or benchmarking to determine the elements and levels of compensation for our executive officers or to allocate between cash and long term or equity incentives.

    	The Committee receives and reviews a variety of information throughout the year to assist it in carrying out its responsibilities.The Committee reviews financial reports comparing Company performance on a year-to-date basis versus budget and receives operating reports at each regular Board meeting.The
Chief Executive Officer provides the Committee with an assessment of the Company's achievements and performance, his evaluation of individual performance and his recommendations for annual compensation, and annual performance targets andequity compensation awards. The Committee makes all final decisions regarding the compensation of our executive officers. When making individual compensation decisions for executive officers, the Committee takes many factors into account, including the individual's performance, tenure, experience and responsibilities; the performance of the Company or the executive's business unit; retention considerations; the recommendations of management;
the individual's historic compensation and the results of the previous year's shareholder advisory vote on executive compensation.

    	The Compensation Committee does strive to assure that a significant portion of the potential compensation of the named executive officers is contingent, performance-based compensation linked to the achievement of specific objectives. To achieve this goal, incentive bonuses are established as a percentage of their base salaries.

2012 "Say on Pay" Advisory Vote on Executive Compensation

	We included a non-binding advisory vote on our executive compensation program (also referred to as a "say on pay" proposal) in our proxy statement last year. At our 2012 Annual Meeting of Shareholders, approximately 99.5% of the votes cast in the "say on pay" advisory vote were "FOR" approval of our executive compensation. The Compensation Committee evaluated the results of the 2012 advisory vote together with the other factors and data discussed in the Compensation Discussion and Analysis in determining executive compensation policies and decisions. The Compensation Committee believes that the outcome of our say on pay vote reflects our shareholders' support of our compensation approach and did not make any material changes to our fiscal 2012 executive compensation policies and decisions as a result of the 2012 advisory vote. We value the opinions of our shareholders and will continue to consider the outcome of future say on pay votes when designing our compensation programs and policies and making compensation decisions.

	The Board of Directors has determined to hold an annual shareholder advisory vote on executive compensation until the next required vote on the frequency of shareholder advisory votes on executive compensation.

Components of Executive Compensation

Base Salary

	General. Base pay is a critical element of executive compensation because it provides executives with a base level of monthly income. In determining base salaries, we consider the executive's qualifications and experience, scope of responsibilities and future potential, the goals and objectives established for the executive, the executive's past performance, internal pay equity and the tax deductibility of base salary. As part of determining annual increases, the Committee also considers the Chief Executive Officer's written recommendations, the observations of the Chief Executive Officer and of the Committee members regarding individual performance and internal pay equity considerations.

	Fiscal 2012 and 2013 Actions.   We set base
salaries on a calendar year basis. The following table reflects the adjustments made to the base salaries of the named executive officers for calendar years 2012 and 2013.

Name and Title                 2012 Base
% Increase   2013 Base   % Increase
                                          Salary           from 2011      Salary         from 2012
---------------                  ----------      ------------   -----------   -----------

Thompson S. Baker II





President and CEO
          $395,000
              0%
          $395,000
0%







John D. Milton, Jr.
$165,000
              0%
         $165,000
0%

Executive Vice President and
  Chief Financial Officer











David H. deVilliers, Jr.
$310,000
0%
         $316,000
2%

Vice President and President,
      FRP Development Corp.











Robert E. Sandlin
$236,250
5%
         $248,000
          5%

Vice President and President,
Florida Rock & Tank Lines, Inc.











John D. Klopfenstein
$168,000
5%
         $176,000
5%

Controller and Chief Accounting Officer





	Analysis. The Committee increased the base salaries of Messrs. deVilliers, Sandlin and Klopfenstein for fiscal 2013 in light of their management performance. The Committee did not increase the base salaries of Messrs. Baker and Milton based on the Committee's view that their existing base salaries were adequate in light of their total compensation packages.

Cash Incentive Compensation

       Management Incentive Compensation Plan.  The
Management Incentive Compensation Plan (the "MIC
Plan") provides officers and key employees an opportunity to earn an annual cash bonus for achieving specified, performance-based goals established for the fiscal year. Performance goals under the MIC Plan are tied to measures of operating performance rather than appreciation in stock price.

	The Compensation Committee traditionally has established performance objectives for the transportation subsidiaries based on targeted levels of after-tax return on average capital employed. We believe that after-tax return-on-capital employed (ROCE) is an important measure of performance in an asset-intensive business, both to evaluate management's performance and to demonstrate to shareholders that capital has been used wisely over the long term. For purposes of this bonus calculation, return on average capital employed is defined as the Transportation Group's net income excluding the after-tax cost of financing, divided by its total monthly average capital employed.

       The Compensation Committee historically established performance objectives for the Developed Buildings and Land segment based on operating properties in the portfolio (usually gross profit on developed buildings and average occupancy rates for properties in service more than 12 months), special projects and new development. For fiscal 2013, the Compensation Committee established a bonus pool that is tied to the achievement of targeted levels of adjusted after-tax return on capital employed (calculated as described below).

       Fiscal 2012 and 2013 Actions. The following chart describes the performance objectives and potential bonuses for the named executive officers for fiscal years 2012 and 2013:


Name                          Year
Potential          Performance Targets
                                                    Bonus as a %
                                                      of Salary

 ------------------------------------------------------------------------
Thompson S. Baker II
2013
100%
         Achievement by the Company of a
                                                                           targeted level of net income for fiscal
                                                                           2013(1)(3)(4)(5).


2012
100%
         Achievement by the Transportation
                                                                           Group of targeted levels of after-tax
                                                                           ROCE(2), achievement by  Developed
                                                                           Properties Rentals segment of real estate
                                                                           objectives, including targeted level of
                                                                           adjusted after-tax ROCE(3) , and
                                                                           achievement of a targeted level of
                                                                           operating profit for the Company. (4)(5)






John D. Milton, Jr.
2013
              100%
          Mr. Milton can earn a bonus equal to
                                                                           60% of his base salary for achievement by
                                                                           the Company of a targeted level of net
                                                                           income for fiscal 2013(1)(3)(4)(5).


2012
60%
          Achievement by the Transportation Group
                                                                           of targeted levels of after-tax ROCE(2),
                                                                           achievement by  Developed Properties
                                                                           Rentals segment of real estate objectives,
                                                                           including targeted level of adjusted after-tax
                                                                           ROCE(3) , and achievement of a targeted
                                                                           level of operating profit for the Company. (4)(5)






David H. deVilliers, Jr.
2013
100%
          Achievement of Developed Properties
                                                                           Rentals segment objectives, including targeted
                                                                           level of adjusted after-tax ROCE.(3)(4)


2012
             100%
         Achievement of Developed Properties Rentals
                                                                          segment objectives, including targeted level of
                                                                          adjusted after-tax ROCE.(3)(4)






Robert E. Sandlin
2013
100%
         Achievement by the Transportation Group of a
                                                                          targeted level of ROCE.(2)(4)(5)


2012
             100%
         Achievement by the Transportation Group of a
                                                                          targeted level of ROCE.(2)(4)(5)






John D. Klopfenstein
   2013
               50%
         Achievement of a targeted level of net income
                                                                          for the Company. (1)(3)(4)(5)


2012
            53.5%
Achievement by the Transportation Group of
                                                                          targeted levels of after-tax ROCE(2), achievement
                                                                          by  Developed Buildings and Land segment of
                                                                          real estate objectives, including targeted level of
                                                                          adjusted after-tax ROCE(3) , and achievement of
                                                                          a targeted level of operating profit for the
                                                                          Company. (4)(5)








(1)
For purposes of bonus calculations only, the specified level of net income for the Company for fiscal 2013 is $13,901,000. If actual net income is less than $13,901,000 but is equal to or greater than $11,234,335, the bonus will be prorated between 20% and 100%.

(2)
With respect to the Transportation Group, the specified officers are or were eligible to receive a bonus up to the specified percentage of his base salary if the named business unit achieved a specified level of after-tax
       ROCE. If after-tax ROCE exceeded a threshold level but was less than the target level, the bonus would be prorated. The threshold and target after-tax ROCE levels for the Transportation Group was 14.0% and 17.9% for 2012. For 2013, the threshold and target after-tax ROCE levels for the transportation group are 13% and 14.83%. Capital employer for 2013 will exclude the effect of prepaid insurance premiums to a captive insurer and the potential replacement purchase of the Knoxville terminal. For 2012 and 2013, a portion of the earned bonus is contingent on the achievement of certain objectives established under the Company's
       Achieve Continuous Improvement program related to volume increases, entry into new markets, safety performance, customer service, fuel efficiency, productivity, training, personnel development and evaluation and recruiting.

(3)
For fiscal 2012, bonuses with respect to the Developed
        Properties Rentals were contingent on the achievement of adjusted after-tax return on capital employed (Adjusted after-tax ROCE, calculated as described below) between a minimum of 8.81% (at which level the available bonus pool was 45%) and a maximum of 9.90% (at which level the available bonus pool was 100%). If the Adjusted after-tax ROCE is less than 9.90% but was more than 8.81%, the available bonus pool will be prorated between 45% and 100%.For this purpose, Adjusted after-tax ROCE was calculated as an amount equal to: (i) the sum of (A) the Developed Properties Rentals segment's income before tax for fiscal 2012, plus
        (B) 85% of the depreciation attributed to the Developed Properties Rentals segment, plus (C) the parent company overhead expense allocated to the Developed Buildings and Land segment, plus (D) interest on mortgage indebtedness, less (E) the profits related to the Anacostia and Bird River residential properties, less (F) straight-lined rents plus (G) one-half of the rents to be received for fiscal 2013 from lease commitments signed by new tenants during fiscal 2012, but not producing any rental income in fiscal 2012 less (H) income taxes on the resulting total with full applicable depreciation. For lease commitments signed by new tenants during 2012 and producing less than six months of rental income in fiscal 2012, an additional number of months of rental income from fiscal 2013 will be added to give total credit for 6 months of rental income from such new tenants; divided by (ii) an amount equal to the total monthly average capital employed in the Developed Properties Rentals segment, excluding all mortgage indebtedness and the book values of the Anacostia property and Bird River residential property.Total bonuses payable for achievement of real estate objectives may not exceed an amount equal to fifteen percent (15%) of the numerator used in calculating the Adjusted after-tax ROCE for the Developed Properties Rentals segment.For fiscal 2013, bonuses for the Developed Properties Rentals segment are contingent on the achievement of adjusted after-tax return on capital employed
       (as described below) between a minimum of 4.42% (at which the available bonus pool is 20%) and a maximum of 6.05%
       (at which the available bonus
        pool is 100%). If the adjusted after-tax return on capital employed is less than 6.05% but is more than 4.42%, the available bonus pool will be prorated between 20% and 100%. For fiscal 2013, adjusted after-tax return on capital employed will be calculated as: (i) the sum of (A) the Developed Properties Rentals segment's operating profit for fiscal 2013, plus (B) the indirect management company overhead expense and parent company overhead expense allocated to the Developed Properties Rentals segment, plus
        (C) any net loss on the Anacostia property, less (D) any net income from the 21st Street property, plus (E) any gain on sale of the Bird River residential property, less (F) income taxes on the resulting total, calculated using a 40% assumed income tax rate; divided by (ii) the total monthly average capital employed in the Developed Properties Rentals segment (identifiable assets of the Developed Properties Rentals segment less the Anacostia Riverfront property and less the 21st Street property, and less liabilities (other than mortgage indebtedness and deferred income taxes). In calculating the adjusted after-tax return on capital employed for the Developed Properties Rentals segment for 2013 and the Company's net income for 2013 (for bonus purposes only), the following adjustments will be made: (i) for leases executed in fiscal 2013, the amount to be included in revenues will be the greater of the lease revenues under the lease for fiscal 2013 or fifty percent (50%) of the lease revenues under the lease for fiscal 2014; (ii) a credit will be given for the quantifiable benefit from any Code Section 1031 exchange;
        (iii) for finished lot sales, credit will be given for revenue received over the floor area ratio (FAR) basis; and (iv) if capital is expended in the Developed Properties Rentals segment in excess of budgeted capital expenditures it will be excluded from the calculation of capital employed.

(4)
For each year, a portion of the bonus for each officer was contingent on a determination that the internal control over financial reporting for the company (or their respective business unit) was effective for the applicable year.

(5)
   The fiscal 2012 bonuses for Messrs. Thompson S. Baker II,
        John D. Milton, Jr. and John D. Klopfenstein were based
        35% on the achievement by the Transportation Group of targeted levels of after-tax ROCE, 35% on achievement by the Developed Buildings and Land segment of real estate objectives, and 30% on achievement of operating profit of $15,821,000 and were subject to certain other contingencies described in footnotes 3 and 4. A portion of the bonuses for Messrs. Thompson S. Baker II, Klopfenstein, Milton and Sandlin for 2012 and 2013 was or is contingent on the achievement of certain individual objectives relating to strategic planning, occupancy level for developed buildings by year end, completion of the Anacostia PUD modification process, completion of other specified strategic objections, participation in the Transportation Group's continuous improvement program, risk management, continuing financial analysis and investor relations.


       Analysis.   Cash-based incentive compensation comprises a significant
portion of the potential total compensation of the named executive officers. For fiscal 2012, cash-based incentive compensation comprised 34%, on average, of the total compensation of each of the named executive officers. We believe that these incentives play a significant role in helping the Company achieve its business objectives.

Stock Options

       General. Long-term equity incentives help to motivate executives to make decisions that focus on long-term growth and thus increase shareholder value. The Committee believes that such grantshelp align our executive officers' interests with the Company's shareholders. When our executives deliver sustained returns to our shareholders, equity incentives permit an increase in their own compensation.

       Traditionally, the Committee has made equity compensation awards in the form of stock options. All stock options incorporate the following features: the term of the grant does not exceed 10 years; the grant price is not less than the market price on the date of grant; grants do not include "reload" provisions; re-pricing of options is prohibited, unless approved by the shareholders; and to encourage employee retention, most options vest over a period of years.

	Fiscal 2012 and 2013 Actions.

	In fiscal 2013, the Committee approved the award of options to acquire 17,840 shares to Thompson S. Baker. In making the grant, the Compensation Committee considered the performance of Mr. Baker, his total compensation package and his importance to the Company, and the fact that Mr. Baker had not received any prior equity-based awards for his service as Chief Executive Officer.

	In fiscal 2012, the Committee approved the award of options to acquire 10,595 shares each to Messrs. deVilliers and Sandlin and 3,000 shares to Mr. Klopfenstein. In fiscal 2013, the Committee approved the award of options to acquire 8,920 shares each to Messrs. deVilliers and Sandlin and 3,000 shares to Mr. Klopfenstein.

In making such grants, the Compensation Committee considered the past performance of Messrs. deVilliers, Sandlin and Klopfenstein, their total compensation packages and the importance of Messrs. deVilliers and Sandlin to the real estate and transportation groups.

	In each of fiscal 2012 and fiscal 2013, the Committee approved the award to Mr. Milton of options to acquire 7,500 shares. In making this grant, the Compensation Committee considered Mr. Milton's past performance, base salary and bonus, his qualifications and responsibilities and his ability to impact the future performance of the Company.

	All of the options described above vest 20% per year beginning the first anniversary of the grant date, except that Mr. Milton's options vest immediately. All options expire on the tenth anniversary of the grant date. The per share option price for all options is the closing price of the Company's common stock on the grant date.

	Analysis. The Committee believes that equity compensation is an important element of overall compensation.
At the same time, the Committee recognizes that equity grants impose a dilution cost to the shareholders. The Committee made grants to the named executive officers because the Committee believes that equity incentives should be a significant part of their compensation package. The Committee plans to continue to evaluate the use of equity compensation as a tool to motivate management.


Health and Welfare Benefits

    	In addition to participating in the same health and welfare plans, including our 401(k)plan, as our other salaried employees, our executive officers participate in a supplemental medical expense reimbursement plan.

    	Our Management Security Plan was adopted many years ago as a retention tool to provide retirement benefits (based on annual base salaries) to certain senior executives. The
Management Security Plan provides for annual payments to participants (or their beneficiaries) until the later of (i) their date of death or (ii) 15 years after their retirement or death. The annual payments are set at two times the benefit level during the first year and at the annual benefit level in subsequent years.
The benefit levels originally increased with base salaries but the Company capped the benefit levels at 50% of base salaries as of December 31, 2002. The plan has been closed to newly hired executives for several years. Mr. deVilliers is the only named executive officer who currently participates in the Management Security Plan.

Severance and Change of Control Agreements

	Until December 2007, none of our named
executive officers had any arrangements that provide for payment of severance payments or payment of any benefits upon a change-in-control of Patriot, except for change-in-control provisions that accelerate vesting of stock options or restricted stock under our equity compensation plans.

	On December 5, 2007, the Company entered into change-in-control agreements with Messrs. deVilliers Sandlin and Klopfenstein. The agreements are "double trigger" agreements that will pay benefits to the executives, under certain circumstances, if they are terminated following a change-in-control of the Company or a sale of their particular business unit.

	Mr. deVilliers' agreement provides that if he is terminated following a change-in-control or a sale of his business unit other than for "cause" or if he resigns following such event for "good reason," the benefits under his Management Security Plan shall become fully vested and the present value of such benefits shall be paid to Mr. deVilliers. In the case of Messrs. Sandlin and Klopfenstein, the agreements provide that each of them will be entitled to receive an amount equal to two times his base salary plus maximum bonus if, during the two years after a change-in-control or sale of Florida
Rock & Tank Lines, Inc. his employment is terminated other than for "cause" or he resigns for "good reason." In addition, each of them will become fully vested in his stock options and restricted stock.

	For this purpose, cause is generally defined as (i) conviction for commission of a felony, (ii)willful misconduct or gross negligence or material violation of policy resulting in material harm to his employer, (iii)repeated and continued failure by the executive to carry out, in all material respects, the employer's reasonable and lawful directions, or (iv)fraud, embezzlement, theft or material dishonesty. Good reason is generally defined as (i)a material reduction in compensation or benefits, (ii)a requirement that the executive relocate, or (iii)any material diminution in the executive's duties, responsibilities, reporting obligations, title or authority.

	We believe these change-in-control arrangements, the value of which are contingent on a change of control transaction, effectively create incentives for our executive team to build shareholder value and to obtain the highest value possible should we be acquired in the future, despite the risk of losing employment. These change of control arrangements for our executive officers are "double trigger," meaning that acceleration of vesting is not awarded upon a change of control unless the executive's employment is terminated involuntarily (other than for cause) or by the executive for good reason within 24 months following the transaction. We believe this structure strikes a proper balance by not providing these benefits to executives who continue to enjoy employment with an acquiring company in the event of a change of control transaction.
We also believe this structure is more attractive to potential acquiring companies, who may place significant value on retaining members of our executive team and who may perceive this goal to be undermined if executives receive significant acceleration payments in connection with such a transaction and are no longer required to continue employment.

Personal Benefits

    Our executives receive a limited number of personal benefits certain of which are considered taxable income to them and which are described in the footnotes to the section of this proxy statement entitled "Summary
Compensation Table."

Compensation Policies

Internal Pay Equity

	We believe that internal pay equity is an important factor to be considered in establishing compensation for the officers. We have not established a policy regarding the ratio of total compensation of the Chief Executive Officer to that of the other officers, but we do review compensation levels to ensure that appropriate equity exists.

Compensation Risk Assessment

       The Committee considers the risks that may result from the Company's compensation policies and practices.The
Committee believes that our compensation policies and practices for our executives are reasonable and properly align their interests with those of our shareholders. The Committee believes that there are a number of factors that cause our compensation policies and practices to not have a material adverse effect on the Company. The fact that our executive officers have their annual incentive compensation tied to return on capital employed encourages actions that promote profitability. Our equity-based incentives further align the interest of our executives with the long term interests of our shareholders. In addition, we believe that there are significant checks in place so that employees whose compensation may have a shorter term focus are managed by employees and officers whose compensation has a longer term focus.

Tax Deductibility of Compensation Should be Maximized
  Where Appropriate

       The Company generally seeks to maximize the deductibility for tax purposes of all elements of compensation. For example, the Company always has issued nonqualified stock options that result in a tax deduction to the Company upon exercise. Section 162(m) of the Internal Revenue Code generally disallows a tax d eduction to public corporations for non-qualifying compensation in excess of $1.0 million paid to any such persons in any fiscal year. We review compensation plans in light of applicable tax provisions, including Section162(m), and may revise compensation plans from time to time to maximize deductibility. However, we may approve compensation that does not qualify for deductibility when we deem it to be in the best interests of the Company.

Financial Restatement

	It is the Board of Directors' Policy that the Compensation Committee will, to the extent permitted by governing law, have the sole and absolute authority to make retroactive adjustments to any cash or equity based incentive compensation paid to executive officers and certain other officers where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, the Company will seek to recover any amount determined to have been inappropriately received by the individual executive.

         COMPENSATION COMMITTEE REPORT

	We have reviewed and discussed the foregoing
Compensation Discussion and Analysis with management.
Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by:	Robert H. Paul III
       	                  Martin E. Stein, Jr.
                      	James H. Winston



                 EXECUTIVE COMPENSATION

Fiscal 2012 Summary Compensation Table

	The following table sets forth information concerning the compensation of our named executive officers for the year ended September 30, 2012:

                    Summary Compensation Table

Name            Year    Salary   Stock  Option  Non-Equity     Change in       All Other      Total
and Principal
             ($)      Awards  Awards Incentive Plan  Pension    Compensation   ($)
Position                                  1)          (1)
    Compensation  Value and       ($)(4)
                                                                     (2)                  Nonquali-
                                                                                            fied Deferred
                                                                                            Compensation
                                                                                               Earnings
                                                                                                 ($)(3)
-----------------------------------------------------------------------------------------------
Thompson
S. Baker II     2012  $395,000             ---      $359,055                           $26,326    $780,381
President        2011
  $395,000

  ---      ---
$197,500
---
$9,210
$601,710
and CEO
(PEO)



John D.
Milton, Jr.     2012
$165,000

$52,650
$89,991

$21,154
   $328,795


Executive      2011
$165,000
  ---
$60,880
  $99,000
              ---
$21,853
   $346,733
Vice

2010
$165,000
  ---
$89,975
$95,189
---
$29,895
   $380,058
President and CFO
(PFO)



David H.
deVilliers, Jr., 2012
   $310,000

$100,000
$310,000
$118,206
     $15,184
    $853,390
Vice               2011
$310,000
--- $100,000
$310,000
     $109,179
     $20,422
    $849,601
President and

2010
$307,844
  ---
$100,000
$286,223
$100,931
$12,662
    $807,660
President, FRP


Development Corp.


Robert E.       2012
$233,437

        $100,000
  $174,825

                         $22,878   $531,140
Sandlin,


2011
$221,250  ---
$100,000
  $157,500
---
$18,203
$496,953
Vice               2010
   $207,713
---
$100,000
  $126,000
          ---          $22,167
$455,880
President and


President,  Florida
Rock & Tank Lines,
Inc.


John D.
         2012
   $166,000

$28,314
    $76,356

$24,394
$295,064
Klopfenstein,  2011
$157,500
 ---
$32,156
$85,600
         ---
$16,442
$291,698

Controller       2010
$144,000
  ---
$39,446
     $73,268
---
$15,459
$272,173
and Chief

Accounting Officer




(1)	Amounts reflect the value of the award at
                  grant date.
(2)	This column represents amounts paid under the
                  MIC Plan. The performance objectives and threshold and target performance levels for these executives are described under the "Compensation Discussions and Analysis" section of the proxy statement.

(3)	This column represents the increase in the
                  actuarial present value of the named executive
                 officer's future benefits under the Management
                 Security Plan. For more detail, see the disclosure under the Pension Benefits table below.
(4)            The amounts shown under All Other Compensation
                include: the benefit to the executive for personal use of a Company provided vehicle; the benefit to the executive for personal use of the Company airplane; matching contributions under our Profit Sharing and Deferred Earnings Plan (executives participate on the same terms as other employees); benefits paid under our Medical Reimbursement Plan, under which we reimburse certain officers for personal medical expenses not covered by insurance; and certain country, social and civic club membership dues. In addition to these benefits, the named executive officers participate in group plans, including our group health insurance and life insurance plans, on the same terms as other employees.

Other Annual Compensation from Summary Compensation Table

	The following table contains a breakdown of the compensation and benefits for fiscal 2012 and 2011 included under All Other
Compensation in the Summary Compensation table above.

                                            Matching        Personal Use of         Medical
                                       Contributions
      Company Car
     Reimbursement(1)
    Miscellaneous(2)






                                      ---------------------------------------------------------------------------
Thompson S. Baker II





2012
                           $7,500
                $7,231
                $11,181
$414

         2011
$7,350
                     0
                    $1,480
                      $380







John D. Milton, Jr.





2012
$7,350
                $10,140
               $2,445
$1,219

2011
$7,350
$10,741
               $2,454
                     $1,308

2010
$5,838
$19,532
$2,513
                     $2,012







John D. Klopfenstein





2012
                           $7,530
                $5,951
                 $10,643
$270

         2011
$6,923
                $6,357
$2,892
                     $270

2010
$5,692
$7,009
$2,488
$270







David H. deVilliers, Jr.





2012
$7,350
                $1,607
$5,039
                    $1,188

2011
$7,738                $2,314
                   $9,285
                    $1,085

         2010
                           $7,157
$2,110
$2,582
$774







Robert E. Sandlin





2012
$7,603
$1,593
$7,597
$6,085

         2011
                           $7,809
                $1,265
$5,240
$3,889

         2010
                           $7,343
$2,008
                   $6,435
$6,289







(1)	The amounts shown represent benefits paid
                  under our Medical Reimbursement Plan,
                  under which we reimburse certain officers for personal medical expenses not covered by insurance.

(2)	The amounts shown under the Miscellaneous
                  column represent payment of country club and social club dues and purchase of tickets to sporting events on behalf of the named executive officers and other miscellaneous reimbursed expenses. These club memberships and tickets generally are maintained for business entertainment but may be used for personal use. The entire amount has been included, although we believe that only a portion of this cost represents a perquisite.

Fiscal 2012 and 2013 Grants of Plan-Based Awards

       The following table sets forth information concerning option grants and estimated future payouts under cash incentive plans for the named executive officers.

                                          Grants of Plan-Based Awards


Name
   Grant Date
       Estimated Future Payouts Under Non- All Other   Exercise Grant Date
                                       Equity Incentive Plan Awards
           Option    or Base   Fair Value of
                                                                                                Awards:  Price of    Stock and
                                    Threshold      Target      Maximum     Number of  Option     Option
                                      ($)(1)           ($)(2)       ($)(3)          Securities   Awards   Awards(5)
                                                                                             Underlying  ($/Share)
                                                                                            Options (#)(4)

---------------------------------------------------------------------------------------------------

Thompson S. 12/5/12          N/A              N/A        $395,000       17,840        26.20    $200,000
Baker II         12/6/11          N/A              N/A        $395,000          --              --              --
President and
CEO



John D.         12/5/12
N/A
              N/A
       $165,000
7,500
26.20
$55,125
Milton, Jr.
12/6/11
N/A
              N/A
$99,000
            7,500       22.25
52,650
Executive Vice
President and
CFO




David H.        12/5/12
              N/A
N/A
       $316,000
          8,920
26.20
$100,000
deVilliers, Jr.,  12/6/11
N/A
N/A
$310,000
10,595
      22.25
100,000
Vice President and
President FRP
Development Corp.





Robert E.
12/5/12
N/A
N/A
$252,000
 8,920
26.20
$100,000
Sandlin,

12/6/11
N/A
              N/A
       $236,250
10,595
22.25
100,000
Vice President
and President,
Florida Rock &
Tank Lines, Inc.


John D.            12/5/12
             N/A
N/A
      $94,160
3,000
26.20
        33,630
Klopfenstein,

12/6/11
N/A
N/A
      $89,880
             3,000
22.25
28,314
Controller and
Chief Accounting
Officer



(1)	Messrs. Baker, Milton, deVilliers and Sandlin are
                  eligible to earn a bonus of up to100% of their base salaries for fiscal 2013. Mr. Klopfenstein is eligible to earn a bonus of up to 53.5% of his base salary for fiscal 2013. The performance objectives and threshold and target performance levels for these executives are described above under
                 "Compensation Discussion and Analysis."
(2)	Not applicable.
(3)	The maximum bonus amounts represent 100%
                  of base salary for Messrs. Baker, Milton, deVilliers and Sandlin and 53.5% of base salary for Mr. Klopfenstein.
(4)	The value shown for option awards reflects the
                  FASB ASC Topic 718 (column l) expense
                  associated with the options using the Black-
                  Scholes pricing model, estimating the fair value of stock options using the following assumptions:
                  (i) risk-free interest rates of 1.490% for the fiscal 2012 grants to Messrs. deVilliers,

                  Sandlin and Klopfenstein and 0.390% for the grant to Mr. Milton, risk-free interest rates of 1.04% for the fiscal 2013 grants to Messrs. Baker, deVilliers, Sandlin and Klopfenstein and 0.34% for the grant to Mr. Milton (ii) no dividend yield, (iii) volatility of 38.83% for the fiscal 2012 grants to Messrs.
                 deVilliers, Sandlin and Klopfenstein and 46.28% for the fiscal 2012 grant to Mr. Milton, volatility of 40.3% for the fiscal 2013 grants to Messrs. deVilliers, Sandlin and Klopfenstein and 40.92% for the fiscal 2013 grant to Mr. Milton, (iv) expected life of stock options of 7 years for the fiscal 2012 grants (3 years in the case of the fiscal 2012 grant to Mr. Milton) and 7 years for the fiscal 2013 grants (3 years in the case of the fiscal 2013 grant to Mr. Milton). The stock options granted to Mr. Milton in fiscal 2012 and 2013 vest immediately. The stock options granted to Messrs. Baker, deVilliers, Sandlin, and Klopfenstein vest ratably over 5 years.
                 All stock options have a term of 10 years.


                     Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning stock options and restricted stock held by the named executive officers at September 30, 2012:


Option Awards
                               Stock Awards

    Name            Number     Number of       Options     Option       Number of          Market Value
                             of            Securities        Exercise  Expiration    Shares or Units    of Shares or
                       Securities     Underlying        Price        Date          of Stock That       Units of Stock
                      Underlying    Unexercised      ($)                            Have Not Vested  That Have
                     Unexercised    Options (#)                                                (#)              Not Vested ($)
                     Options (#)   Unexercisable
                     Exercisable
-----------------------------------------------------------------------------------------------------
Thompson S.
 Baker II
         3,000                                    7.923
12/03/2012         --                      --
                       3,000                                    8.637      02/04/2013
                       3,000                                    8.800      05/07/2013
                       3,000                                    9.400      08/05/2013
                       3,000                                  10.033      09/30/2013
                       3,000                                  10.197      12/02/2013
                       3,000                                  10.577      02/03/2014
                       3,000                                  10.633      05/04/2014
                       3,000                                  10.917      08/03/2014
                       3,000                                  11.333      10/05/2014
                       3,000                                  14.970      11/30/2014
                       3,000                                  15.167      01/25/2015
                       3,000                                  14.833      05/03/2015
                       3,000                                  20.133      08/02/2015




John D.         30,000                --                 28.75      06/15/2018
Milton, Jr.      22,500            7,500              24.45      06/16/2019
Executive        7,500                 --                32.16      12/02/2019
Vice President 7,500                --                 25.60      12/01/2020
and CFO        7,500                --                 22.25      12/06/2021



David H.       22,500                --                14.500     12/28/2014
deVilliers, Jr.,  7,200             4,800              25.26      08/19/2019
Vice President 3,042            4,563              32.16      12/02/2019
and President, 1,866            7,464              25.60      12/01/2020
FRP Development --          10,595              22.25      12/06/2021

Corp.


Robert E.        9,000            --                  14.500     12/28/2014
Sandlin, Vice   7,200          4,800                25.26     08/19/2019
President         3,042          4,563               32.16      12/02/2019
and President, 1,866          7,464                25.60     12/01/2020
Florida Rock    --             10,595               22.25      12/06/2021
& Tank Lines,
Inc.





John D.          1,500           --                   14.500     12/28/2014            --                 --
Klopfenstein, 1,200          1,800                32.16      12/02/2019
Controller and  600          2,400                25.60      12/01/2020
Chief                --             3,000                22.25      12/06/2021
Accounting
Officer

(1) John D. Baker II received his option grants in his former capacity as a non-employee director.


Fiscal 2012 Option Exercises

       The following table provides information regarding stock option exercises by the named executive officers and vesting of restricted stock during fiscal 2012.

                    Option Exercises and Stock Vested

                                                            Option Awards
                            Stock Awards

Name                                     Number of         Value Realized         Number of    Value Realized
                                                 Shares             on Exercise               Shares         on Vesting
                                               Acquired                  ($)                     Acquired            ($)
                                             on Exercise                                        on Vesting
                                                   (#)                                                     (#)
                                                   (a)                        (c)                         (d)                  (e)
---------------------------------------------------------------------------------------------------
Thompson S. Baker II
           12,000
                  168,369
--
--


John D. Milton, Jr.
--
--
--                     --


David H. deVilliers, Jr.,          39,605                $599,220                     --                     --
Vice President and President,
FRP Development Corp.



Robert E. Sandlin,                     --                         --                           --                      --
Vice President and President,
Florida Rock & Tank Lines, Inc.



John D. Klopfenstein,               --                          --                           --                       --
Controller and Chief Accounting Officer


Pension Benefits

       The following table describes pension benefits to the named executive officers as of September 30, 2012 under our Management Security Plan ("MSP
Plan"). Mr. deVilliers is the only named executive officer who participates in the MSP Plan.

         Name
Plan Name
Number of Years  Present
                                             Credited Service Value of
                                                    (#)          Accum-
                                                                     ulated

                                                                    Benefit
                                                                    ($)(2)
-----------------------------------------------------

David H. deVilliers,
Jr.
MSP Plan
          (1)
            $969,802


(1) Mr. deVilliers has met the requisite years of service requirement under the MSP Plan.
(2) The present value has been calculated based on a life expectancy of 82 years and using a discount rate of six percent (6%).

       Our Management Security Plan (the "MSP Plan") provides the following benefits to Mr. deVilliers upon his retirement or death:

      Triggering Event
Annual Benefit
        Annual Benefit
      --------------------------------      ---------------

Normal Retirement at age 65 or older
   $247,200 during year 1
                                                            and $123,600 in
                                                            subsequent years
                                                            until his death.

Death of Participant after his
  Retirement
Continuation of
                                                          annual benefit until
                                                          the 15th anniversary
                                                          of his retirement
                                                          (or the earlier death
                                                          of his designated
                                                          beneficiary).

Death of Participant prior to his
  Retirement
                                     $247,200 during
                                                       year 1 and $123,600
                                                       in subsequent years
                                                       until the later of (i)
                                                       the 15th anniversary
                                                       of his death or (ii)
                                                       the date that he would
                                                       have turned 65 (or in
                                                       either case, the
                                                       earlier death of his
                                                       designated beneficiary).


Nonqualified Deferred Compensation

       None of the named executive officers receives any nonqualified deferred compensation.

               NON-EMPLOYEE DIRECTOR COMPENSATION

Compensation Arrangements for Fiscal 2012 and 2013

	The following table describes the compensation arrangements with our non-employee directors for the 2012 and 2013 fiscal years.



All Non-Employee Directors:


    Annual Retainer                           $15,000
    Fee Per Meeting Attended           $ 1,500
    Shares to be Granted in Fiscal
          2013                                        2,500
    Shares Granted in Fiscal 2012
        2,000

Audit Committee:
    Annual Fee    Chairman          $10,000
                         Member            $ 5,000
    Meeting Fees Chairman(1)     $ 1,500
                          Member(1)      $ 1,000


Compensation Committee:
    Annual Fee    Chairman         $ 5,000
                         Member          $ 1,000

    Meeting Fees  Chairman       $ 1,500
                           Member         $1,000


Other Committees:
     Annual Fee     Chairman      $ 2,000
                             Member     $ 1,000
     Meeting Fees  Chairman     $ 1,500
                             Member     $ 1,000


(1)    	The Audit Committee members receive
                  no meeting fees for the four regularly
                  scheduled quarterly meetings; the
                  meeting fees shown apply only to the
                  year-end additional meeting.

Actual Fiscal 2012 Director Compensation

       The following table shows the compensation paid to each of our non-employee directors during the 2012 fiscal year.

                 Director Compensation for Fiscal 2012

Name                    Fees Earned or   Stock Awards    Option    All Other         Total ($)
                             Paid in Cash ($)      ($)(1)(2)       Awards   Compensation

                                                                                 ($)(3)
            ($)

----------------------------------------------------------------------------------------







John E. Anderson
$22,500
              $42,700
            -0-
             -0-
$65,200

Charles E.
  Commander III
$28,500              $42,700
-0-
-0-
$71,200

Luke E. Fichthorn
   III
$22,500
              $42,700
-0-
-0-
          $65,200(4)

Robert H. Paul III
$35,000
              $42,700
-0-
-0-
          $77,700

H. W. Shad III
        $32,500
              $42,700
-0-
-0-
$75,200

Martin E. Stein, Jr.
$26,500
$42,700
-0-
-0-
$69,200

James H. Winston
$23,000
               $42,700
           -0-
-0-
$65,700


(1) Each non-employee director was awarded
     2,000 shares of the Company's common
     stock on February 1, 2012. The value was determined using the closing price of the Company's common stock on the Nasdaq
     Stock Market on February 1, 2012 which
     was $21.35.
(2) For stock awards, the aggregate grant date fair value computed in accordance with FASB Topic 718(Column (c)).
(3) For awards of options, with or without tandem SAR's (including awards that have subsequently been transferred), the aggregate grant date fair value computes in accordance with FASB ASC Topic 718 (Column (d)).
(4) Mr. Fichthorn also receives consulting fees of $30,000 per year for financial consulting services provided to the Company.

    The following table sets forth information regarding stock options held by our non-employee directors as of September 30, 2012:

Director
Number of            Option Exercise     Option Expiration
                                                      Securities              Price ($)                      Date
                                                      Underlying
                                                Unexercised Options

-------------------------------------------------------------------------------------------------





Charles E. Commander III
                  3,000
10.577
02/03/2014
                                                          3,000                  10.633                 05/04/2014
                                                          3,000                  10.917                 08/03/2014
                                                          3,000                  11.333                 10/05/2014
                                                          3,000                  14.970                 11/30/2014
                                                          3,000                  14.833                 05/03/2015
                                                          3,000                  20.133                 08/02/2015


Luke E. Fichthorn III
3,000
8.637                 02/04/2013
                                                         3,000                     8.800                 05/07/2013
                                                         3,000                     9.400                 08/05/2013
                                                         3,000                   10.033                 09/30/2013
                                                         3,000                   10.197                 12/02/2013
                                                         3,000                   10.577                 02/03/2014
                                                         3,000                   10.633                 05/04/2014
                                                         3,000                   10.917                 08/03/2014
                                                         3,000                   11.333                 10/05/2014
                                                         3,000                   14.970                 11/30/2014
                                                         3,000                   15.167                 01/25/2015
                                                         3,000                   14.833                 05/03/2015
                                                         3,000                   20.133                 08/02/2015


Robert H. Paul III
                             3,000                     7.923                 12/03/2012
                                                        3,000                     8.637                  02/04/2013
                                                        3,000                     8.800                  05/07/2013
                                                        3,000                     9.400                  08/05/2013
                                                        3,000                   10.033                  09/30/2013
                                                        3,000                   10.197                  12/02/2013
                                                        3,000                   10.577                  02/03/2014
                                                        3,000                   10.633                  05/04/2014
                                                        3,000                   10.917                  08/03/2014
                                                        3,000                   11.333                  10/05/2014
                                                        3,000                   14.970                  11/30/2014
                                                        3,000                   15.167                  01/25/2015
                                                        3,000                   20.133
                  08/02/2015



H.W. Shad III
--
--
--


Martin E. Stein, Jr.
                           3,000
8.637
02/04/2013
                                                       3,000                     8.800                  05/07/2013
                                                       3,000                   10.033                  09/30/2013
                                                       3,000                   10.197                  12/02/2013
                                                       3,000                   10.633                  05/04/2014
                                                       3,000                   11.333                  10/05/2014
                                                       3,000                   14.970                  11/30/2014
                                                       3,000                   15.167                  01/25/2015
                                                       3,000                   14.833                  05/03/2015
                                                       3,000                   20.133                  08/02/2015


James H. Winston
                           3,000                    11.333                  10/05/2014
                                                      3,000                    14.970                  11/30/2014
                                                      3,000                    15.167                  01/25/2015
                                                      3,000                    20.133                  08/02/2015

Compensation Committee Interlocks and Insider Participation

	None of the members of the Compensation
Committee (i) was an officer or employee of the Company or any of its subsidiaries during the 2012 fiscal year, or (ii) had any relationship requiring disclosure by the Company under the rules of the Securities and Exchange Commission requiring disclosure of certain relationships and related party transactions. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

               RELATED PARTY TRANSACTIONS

Consulting Arrangement

	Mr. Fichthorn provided the Company with
financial consulting and other services during the 2012 fiscal year for which he received $30,000.

	In the opinion of the Company, the terms, conditions, transactions and payments under the agreements with the persons described above were not less favorable to the Company than those which would have been available from unaffiliated persons.

Policies and Procedures

	The Audit Committee of the Board of Directors is responsible for reviewing and approving all material transactions with any related party not previously approved by the Company's Independent Directors. This responsibility is set forth in writing in our Audit Committee Charter, a copy of which charter is available at www.patriottrans.com under Corporate Governance. In certain cases, transactions have been approved by a committee consisting of all independent directors. Related parties include any of our directors or executive officers, and certain of our shareholders and their immediate family members.

       To identify related party transactions, each year, we submit and require our directors and officers to complete Director and Officer Questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual's private interest interferes, or appears to interfere, in any way with our interests. Our Code of Business Conduct and Ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to immediately notify our Chief Financial Officer.

       We expect our directors, officers and employees to act and make decisions that are in our best interests and encourage them to avoid situations which present a conflict between our interests and their own personal interests.
Our directors, officers and employees are prohibited from taking any action that may make it difficult for them to perform their duties, responsibilities and services to Patriot in an objective and effective manner. In addition, we are strictly prohibited from extending personal loans to, or guaranteeing personal obligations of, any director or officer. Exceptions are only permitted in the reasonable discretion of the Board of Directors.

       A copy of our Code of Business Conduct and Ethics
(as revised on May 7, 2008) is available at www.patriottrans.
com under Corporate Governance.


       COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS

       The following table and notes set forth the beneficial ownership of common stock of the Company by each person known by the Company to own beneficially more than 5% of the common stock of the Company. Percentage calculations are based on the outstanding shares of the Company's common stock on November 10, 2012.

Title of Class
Name and Address  Amount and Nature of   Percentage
                        of Beneficial Owner
   Beneficial Ownership    of Class
-----------------------------------------------------------------------

Common
Edward L. Baker          734,070 (1)            7.4%
                          John D. Baker II        1,380,139(1)           14.0%
                         200 W. Forsyth Street7th Floor
                         Jacksonville, FL 32202

Common
           Sarah B. Porter and            913,911             9.3%
                         Cynthia P. Ogden, as
                         trustees for the separate
                         trust for Sarah B. Porter
                         created under the Cynthia
                         L'Engle Baker Trust
                         u/a/d April 30, 1965
                         1165 5th Avenue #10-D
                         New York, NY  10029



Common
Royce & Associates, LLC  1,389,840(2)      14.97%
                         1414 Avenue of the Americas
                         New York, NY 10019


Common
           T. Rowe Price Associates, Inc.  869,778(3)     9.3%
                         100 E. Pratt Street
                         Baltimore, MD 21202



(1)	See Common Stock Ownership by Directors
                  and Executive Officers and the accompanying notes for further details on shares beneficially owned by Edward L. Baker and John D. Baker II.

(2)	In a Schedule 13G filed with the Securities and
                  Exchange Commission on January 19, 2012,
                  Royce & Associates, LLC reported that, as of December 31, 2011, it had sole voting and dispositive power with respect to 1,389,840 shares.

(3)	In a Schedule 13G filed with the Securities and
                  Exchange Commission on February 9, 2012, T. Rowe Price Associates, Inc. reported that, as of December 31, 2011, it has sole voting power with respect to 2,870 shares and sole dispositive power with respect to 869,778 shares, which number includes 864,808 shares to which T. Rowe Price Small Cap Value
                  Fund, Inc. has sole voting power.


          COMMON STOCK OWNERSHIP BY DIRECTORS
                        AND EXECUTIVE OFFICERS

	The following table and notes set forth the beneficial ownership of common stock of the Company by each director and each non-director named in the Summary Compensation Table and by all officers and directors of the Company as a group as of November 10, 2012.

    Title             Name of                    Amount and Nature of      Percentage of
of Class           Beneficial                   Beneficial Owernship(1)     of Class
                        Owner
---------------------------------------------------------------------------------

Common
        John E. Anderson
           67,400
                                 *

Common
        Edward L. Baker
         734,070(2)
                         7.4%

Common
John D. Baker II
      1,380,139(3)(6)
                    14.0%

Common
       Thompson S. Baker II  120,345(4)
                          1.2%

Common
       Charles E. Commander
                      III                                 38,000
                                 *

Common
       David H. deVilliers Jr.
     56,534
                                 *

Common
       Luke E. Fichthorn III
    123,804 (5)
                         1.3%

Common
       John D. Klopfenstein
   14,084.6
                                 *

Common
       John D. Milton, Jr.          93,500
      1.0%

Common
       Robert H. Paul III
          59,300
                                 *

Common
       Robert E. Sandlin
           39,295.5
      *

Common
       H. W. Shad III
               10,500
                                 *

Common
       Martin E. Stein, Jr.        179,900 (6)
                         1.8 %

Common
       James H. Winston
         46,500
                                  *

Common
        All Directors and Officers
                       As a group (14 people)  2,963,372                        30.1%


* Less than 1%

(1)	The preceding table includes the following
shares held under the Company's Profit Sharing and Deferred Earnings Plan and shares underlying options that are exercisable within 60 days of November
10, 2012.

                                  Shares Under        Shares Under Option
                               Profit Sharing Plan

                               -------------------   ----------------------

John E. Anderson
-0-
                                  -0-

Edward L. Baker
-0-
                            33,000

John D. Baker II
-0-
                            39,000

Thompson S. Baker II
-0-
                            39,000

Charles E. Commander
   III
-0-
               21,000

David H. deVilliers Jr.
-0-
                            34,608

Luke E. Fichthorn III
-0-
               39,000

John D. Klopfenstein
8,984.6
                         5,100

John D. Milton, Jr.
-0-
               75,000

Robert H. Paul III
-0-
                            39,000

Robert E. Sandlin
       12,231.5
                       26,614

H.W. Shad III
-0-
                 -0-

Martin E. Stein, Jr.
-0-
                            30,000

James H. Winston
-0-
                            12,000






(2)	Includes 174,597 shares held in trust for
                  the benefit of children of John D. Baker II as to which Edward L. Baker has sole voting power and sole investment power but as to which he disclaims beneficial ownership.

(3)	Includes 5,889 shares directly owned by the living
                  trust of Mr. Baker's wife and 20,001 shares held in a trust administered by an independent trustee for the benefit of Mr. Baker's spouse and children, as to which he disclaims beneficial ownership. The amount shown for Mr. Baker does not include an aggregate of 174,597 shares held by certain trusts that are administered by Edward L. Baker, as trustee, for the benefit of Mr. Baker's children and in which neither John D. Baker II nor Edward L. Baker has a pecuniary interest. The amount shown for Mr.
                  Baker also does not include shares owned by his adult son, Edward L. Baker II, that were previously held in trust and previously included in Mr. Baker's reported ownership.

(4)	Includes 2,199 shares directly owned by Mr. Baker's
                  spouse and 6,597 shares held for the benefit of Mr. Baker's minor children.

(5)	Includes 300 shares owned by the spouse of Mr.
                  Fichthorn as to which he disclaims any beneficial interest and 9,000 shares owned by the M/B Disbro Trust, of which Mr. Fichthorn is a co-trustee and beneficiary.

(6)	Includes 120,900 shares owned by Regency Square
                  II, a Florida general partnership. Mr. Stein owns a 2.5248% partnership interest and is a co-trustee and a beneficiary of a testamentary trust that holds a 46.21% interest in the partnership. John D. Baker II also is a co-trustee of this testamentary trust and so may be deemed to have shared voting and dispositive power as to the shares owned by the partnership. John
                  D. Baker II disclaims any beneficial interest in such shares.

                                  AUDIT COMMITTEE REPORT

       The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee also selects the Company's independent registered public accounting firm. During fiscal
2012, the Audit Committee held four formal meetings.

       In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of the Company's results and the assessment of the Company's internal control over financial reporting. The Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards
No. 61 (Communications with Audit Committees), as amended by the Public Company Accounting Oversight Board (PCAOB) in
Rule 3200T.

       In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by the applicable requirements of PCAOB regarding the independent auditor's communications with us concerning independence and has discussed with the independent auditor the auditor's independence from the Company and its management.
The Committee also has considered whether the independent auditor's provision of non-audit services to the Company is compatible with the auditor's independence. The Committee has concluded that the independent auditor is independent from the Company and its management.

       The Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management.

       The Audit Committee discussed with the Company's independent auditor the overall scope and plans for the audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

       In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2012, for filing with the Securities and Exchange Commission.

       Submitted by:	H.W. Shad III, Chairman
                                    Charles E. Commander III
                                    Robert H. Paul III
		Members of the Audit Committee

       The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.


  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The Audit Committee has selected Hancock Askew & Co., LLP ("HA") to serve as the Company's independent registered public accounting firm, subject to satisfactory negotiation of an annual fee agreement. Representatives of HA are expected to be present at the shareholders' meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

	The following table presents fees billed or to be billed by the Company's independent registered public accounting firm for the audit of the Company's financial statements for fiscal years 2011 and 2012 and for other services performed during such periods.


                                            2011
           2012

                                           -----            ------
Audit Fees (1)
            $  214,613
      $ 217,643

Audit Related Fees (2)       19,500
            21,133

Tax Fees
                                  -0-
                  -0-

All Other Fees
                           -0-
                 -0-


                                    -------------   ------------


Total
                            $  234,113
      $ 238,776


(1) Audit services include work performed in connection with the review of the Company's quarterly financial statements, the audit of the Company's annual financial statements and the audit of internal control over financial reporting.

(2) Audit related fees consisted principally of audits of employee benefit plans and services relating to a reply to a SEC comment letter.

Pre-Approval of Audit and Non-Audit Services

	Under the Company's amended Audit Committee
Charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Exchange Act which are approved by the Audit
Committee prior to the completion of the audit.  The Audit
Committee pre-approved all audit services, audit-related services and tax review, compliance and planning services performed for the Company by Hancock Askew & Co.,
LLP during fiscal 2012.


                 ADDITIONAL INFORMATION

Shareholder Proposals

       Proposals of shareholders intended to be included in the Company's proxy statement and form of proxy relating to the annual meeting of shareholders to be held in early 2014 must be delivered in writing to the principal executive offices of the Company no later than August 25, 2013. The inclusion of any proposal will be subject to the applicable rules of the Securities and Exchange Commission.

       Except for shareholder proposals to be included in the Company's proxy materials, the deadline for nominations for directors submitted by a shareholder is forty days before the next annual meeting, and for other shareholder proposals is November 10, 2013. Proposals must be sent to the Secretary of the Company at our principal executive offices. Any notice from a shareholder nominating a person as director must include certain additional information as specified in our Articles of Incorporation.

       The Company may solicit proxies in connection with next year's annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by November 10, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and beneficial owners of 10% or more of the Company's outstanding common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, NASDAQ and the Company.
Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis, other than:

Annual Report on Form 10-K

       Shareholders may receive without charge a copy of Patriot Transportation Holding, Inc.'s annual report to the Securities and Exchange Commission on Form 10-K including the financial statements and the financial statement schedules by writing to the Secretary of the Company at 200 W. Forsyth Street, 7th Floor, Jacksonville, Florida
32202. This report also is available through our website, www.patriottrans.com.


              BY ORDER OF THE BOARD OF DIRECTORS


December 12, 2012	    John D. Milton, Jr.
                                             Secretary

PLEASE RETURN THE ENCLOSED FORM OF PROXY,
DATED AND SIGNED, IN THE ENCLOSED ADDRESSED
ENVELOPE, WHICH REQUIRES NO POSTAGE.